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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Form 10-KSB of our report dated January 8, 1997, relating to the financial statements of EMB Corporation (formerly called Pacific International, Inc.), which is contained therein.


San Diego, California
January 13, 1997